UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001818254

DBJPM 2020-C9 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001722518
BSPRT CMBS Finance, LLC

(Exact name of sponsor as specified in its charter)

Delaware	333-226943-08	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York 10005

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

On August 28, 2020 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused (i) the issuance of 2020-C9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-C9 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated August 20, 2020 and filed with the Securities and Exchange Commission on August 28, 2020 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Agellan Portfolio	4.12	4.2
MGM Grand & Mandalay Bay	4.13	4.3
BX Industrial Portfolio	4.14	4.4
1633 Broadway	4.15	4.5
Amazon Industrial Portfolio	4.16	(1)
Chase Center Tower I	4.17	4.6
Chase Center Tower II	4.18	4.6
The Liz	4.19	4.7
Coleman Highline	4.20	(1)
Southcenter Mall	4.21	4.8
420 Taylor Street	4.22	4.2
711 Fifth Avenue	4.23	4.9
Kings Plaza	4.24	4.10
333 South Wabash	4.25	(1)
280 North Bernardo	4.26	4.2
3000 Post Oak	4.27	4.2
675 Creekside Way	4.28	4.11
Brass Professional Center	4.29	4.2

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the Class RR Certificates. The Publicly Offered Certificates and the Privately Offered Certificates (other than the Class R Certificates) are collectively referred to as the “Non-VRR Certificates”.

All of the Publicly Offered Certificates, having an aggregate initial principal amount of $536,363,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities (“JPMS”), Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, JPMS, GS&Co. and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 20, 2020 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, JPMS and GS&Co. are acting as the joint bookrunning managers and co-lead managers. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Privately Offered Certificates, having an aggregate initial principal amount of $62,925,350, were sold to DBSI, JPMS, GS&Co., Academy and Drexel (in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of August 20, 2020, among the Depositor, the Initial Purchasers and GACC.

The Class RR Certificates, having an aggregate initial Certificate Balance of $24,941,499, were sold to Deutsche Bank AG, New York Branch (“DBNY”) and JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to the applicable Mortgage Loan Purchase Agreement as described below. The right to receive the RR Interest, having an initial RR Interest Balance of $6,600,001, was sold to Goldman Sachs Bank USA (“GS Bank” and together with DBNY, the “Other Retaining Parties”), pursuant to the applicable Mortgage Loan Purchase Agreement as described below.

The Privately Offered Certificates, the Class RR Certificates and the RR Interest were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in DBJPM 2020-C9 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 31 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 146 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 20, 2020 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, in exchange for, among other compensation, $7,497,155, Certificate Balance of the Class RR Certificates (which portion of the VRR Interest the Depositor transferred to DBNY at GACC’s direction), (ii)  JPMCB, pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 20, 2020 and as to which an executed version is attached hereto as Exhibit 99.2 (the “JPMCB Mortgage Loan Purchase Agreement”) between the Depositor and JPMCB, in exchange for, among other compensation, $17,444,344, Certificate Balance of the Class RR Certificates, (iii) Goldman Sachs Mortgage Corporation (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 20, 2020 and as to which an executed version is attached hereto as Exhibit 99.3 (the “GSMC Mortgage Loan Purchase Agreement”) between the Depositor and GSMC, in exchange for, among other compensation, $6,600,001 RR Interest Balance of the RR Interest (which RR Interest the Depositor transferred to GS Bank at GSMC’s direction) and (iv) BSPRT CMBS Finance, LLC (“BSPRT”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 20, 2020 and as to which an executed version is attached hereto as Exhibit 99.4 (“BSPRT Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the JPMCB Mortgage Loan Purchase Agreement and the GSMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor, BSPRT and Benefit Street Partners Realty Trust, Inc.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, JPMCB, GSMC and BSPRT. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,178,465, were approximately $640,008,985. Of the expenses paid by the Depositor, $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,128,465 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 20, 2020.

JPMCB, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of a portion of the VRR Interest by the Other Retaining Parties from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by to the Other Retaining Parties).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) in the Issuing Entity in the form of a “single vertical security” (as defined in the Risk Retention Rule) with an expected initial VRR Interest Balance of approximately $31,541,500, representing the right to receive approximately 5.00% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Non-VRR Certificates and the VRR Interest.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of August 20, 2020, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of July 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of May 5, 2020, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Situs Holdings, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of May 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian.
Exhibit 4.5	Trust and Servicing Agreement, dated as of December 20, 2019, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of May 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian.
Exhibit 4.7	Pooling and Servicing Agreement, dated as of July 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Pooling and Servicing Agreement, dated as of January 1, 2020, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as general special servicer, CWCapital Asset Management LLC, as special servicer with respect to the Starwood Industrial Portfolio whole loan, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Pooling and Servicing Agreement, dated as of May 1, 2020, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.10	Pooling and Servicing Agreement, dated as of March 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.11	Pooling and Servicing Agreement, dated as of June 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.12	Agreement Between Noteholders, dated as of July 31, 2020 by and between JPMorgan Chase Bank, National Association as initial Note A-1 Holder, initial Note A-2 Holder, initial Note A-3 Holder, initial Note A-4 Holder, initial Note A-5 Holder, initial Note A-6 Holder and initial Note A-7 Holder, and JPMorgan Chase Bank, National Association as initial Note B Holder, relating to the Agellan Portfolio Whole Loan.
Exhibit 4.13	Amended and Restated Agreement between Noteholders, dated as of July 23, 2020, by and among Wilmington Trust, National Association, as Trustee on behalf of the Registered Holders of the BX Commercial Mortgage Trust 2020-VIVA, Commercial Mortgage Pass-Through Certificates, Series 2020-VIVA, as Initial Noteholder of Note A-1, Note A-2, Note A-3, Note A-4, Note B-1-A, Note B-2-A, Note B-3-A, Note B-4-A, Note B-1-B, Note B-2-B, Note B-3-B, Note B-4-B, Note C-1, Note C-2, Note C-3 and Note C-4, Citi Real Estate Funding Inc., as Initial Noteholder of Note A-5, Note A-9, Note B-5-A, Note B-9-A and Note B-5-B, Barclays Capital Real Estate Inc., as Initial Noteholder of Note A-6, Note B-6-A and Note B-6-B, German American Capital Corporation, as Initial Noteholder of Note A-7, B-7-A and Note B-7-B, Societe Generale Financial Corporation, as Initial Noteholder of Note A-8, Note A-12, Note B-8-A, Note B-12-A and Note B-8-B, Barclays Bank PLC, as Initial Noteholder of Note A-10 and

Note B-10-A, and Deutsche Bank AG, New York Branch, as Initial Noteholder of Note A-11 and Note B-11-A, relating to the MGM Grand & Mandalay Bay Whole Loan.
Exhibit 4.14	Agreement Between Noteholders, dated as of May 15, 2020, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1-A-1 Holder, Initial Note A-1-A-2 Holder, Initial Note A-1-A-3 Holder, Initial Note A-1-A-4 Holder, Initial Note A-1-A-5 Holder, Initial Note A-1-A-6 Holder, Initial Note A- 1-A-7 Holder and Initial Note A-1-A-8 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-B Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-C-1 Holder and Initial Note A-1-C-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-D Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder, relating to the BX Industrial Portfolio Whole Loan.
Exhibit 4.15	Co-Lender Agreement, dated as of December 20, 2019, by and among Goldman Sachs Bank USA, as Initial Note A-1-S-1 Holder, Initial Note A-1-C-1 Holder, Initial Note A-1-C-2 Holder, Initial Note A-1-C-3 Holder, Initial Note A-1-C-4 Holder, Initial Note A-1-C-5 Holder, Initial Note A-1-C-6 Holder, Initial Note A-1-C-7 Holder and Initial Note B-1 Holder, DBR Investments Co. Limited, as Initial Note A-2-S-1 Holder, Initial Note A-2-C-1 Holder, Initial Note A-2-C-2 Holder, Initial Note A-2-C-3 Holder, Initial Note A-2-C-4 Holder, Initial Note A-2-C-5 Holder, Initial Note A-2-C-6 Holder, Initial Note A-2-C-7 Holder and Initial Note B-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3-S-1 Holder, Initial Note A-3-C-1 Holder, Initial Note A-3-C-2 Holder, Initial Note A-3-C-3 Holder, Initial Note A-3-C-4 Holder, Initial Note A-3-C-5 Holder, Initial Note A-3-C-6 Holder, Initial Note A-3-C-7 Holder and Initial Note B-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4-S-1 Holder, Initial Note A-4-C-1 Holder, Initial Note A-4-C-2 Holder, Initial Note A-4-C-3 Holder, Initial Note A-4-C-4 Holder, Initial Note A-4-C-5 Holder, Initial Note A-4-C-6 Holder, Initial Note A-4-C-7 Holder and Initial Note B-4 Holder, relating to the 1633 Broadway Whole Loan.
Exhibit 4.16	Agreement Between Noteholders, dated as of August 28, 2020, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, and Goldman Sachs Bank USA, and as Initial Note A-3 Holder, relating to the Amazon Industrial Portfolio Whole Loan.
Exhibit 4.17	Second Amended and Restated Agreement Between Noteholders, dated as of April 24, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-D Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-E Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-F Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-G Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-H Holder, JPMorgan Chase Bank, National Association, as Initial Note B Holder, and Security Benefit Life Insurance Company, as Current Note C Holder, relating to the Chase Center Tower I Whole Loan.
Exhibit 4.18	Second Amended and Restated Agreement Between Noteholders, dated as of April 24, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-2-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-B Holder,

JPMorgan Chase Bank, National Association, as Initial Note A-2-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-D Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-E Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-F Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-G Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-H Holder, JPMorgan Chase Bank, National Association, as Initial Note B Holder, and Security Benefit Life Insurance Company, as Current Note C Holder, relating to the Chase Center Tower II Whole Loan.
Exhibit 4.19	Co-Lender Agreement, dated as of July 31, 2020, between SPREF WH III LLC, as initial note A-1 holder, SPREF WH III LLC, as initial note A-2 holder, and Goldman Sachs Bank USA, as initial note A-3 holder, relating to The Liz Whole Loan.
Exhibit 4.20	Agreement Between Noteholders, dated as of August 28, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2 Holder, DBR Investments Co. Limited, as Initial Note A-3 Holder, and DBR Investments Co. Limited, as Initial Note A-4 Holder, relating to the Coleman Highline Whole Loan.
Exhibit 4.21	Agreement Between Noteholders, dated as of January 30, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2 Holder, DBR Investments Co. Limited, as Initial Note A-3 Holder, DBR Investments Co. Limited, as Initial Note A-4 Holder, DBR Investments Co. Limited, as Initial Note A-5 Holder, and DBR Investments Co. Limited, as Initial Note A-6 Holder, relating to the Southcenter Mall Whole Loan.
Exhibit 4.22	Co-lender Agreement, dated as of July 31, 2020, between JPMorgan Chase Bank, National Association as Initial Note A-1 Holder and Initial Note A-2 Holder, and Citi Real Estate Funding Inc. as Initial Note A-3 Holder and Initial Note A-4 Holder, relating to the 420 Taylor Street Whole Loan.
Exhibit 4.23	Agreement Between Noteholders, dated as of May 21, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A- 1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder, Initial Note A-1-8 Holder, Initial Note A-1-9 Holder, Initial Note A-1-10 Holder, Initial Note A- 1-11 Holder, Initial Note A-1-12 Holder, Initial Note A-1-13 Holder, Initial Note A-1-14 Holder, Initial Note A-1-15 Holder, Initial Note A-1-16 Holder and Initial Note A-1-17 Holder, and Bank of America, N.A., as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder and Initial Note A-2-4 Holder, relating to the 711 Fifth Avenue Whole Loan.
Exhibit 4.24	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, National Association, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3 and Note A-1-4, Societe Generale Financial Corporation, as initial holder of Note A-2-1, Note A-2-2, Note A-2-3 and Note A-2-4, and Wells Fargo Bank, National Association, as initial holder of Note A-3-1, Note A-3-2, Note A-3-3 and Note A-3-4, relating to the Kings Plaza Whole Loan.
Exhibit 4.25	Agreement Between Noteholders, dated as of August 12, 2020, by and between American General Life Insurance Company, as Initial Note A-1 Holder, American

General Life Insurance Company, as Initial Note A-2 Holder, The Variable Annuity Life Insurance Company, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, Goldman Sachs Bank USA, as Initial Note A-5 Holder, American Home Assurance Company, as Initial Note A-6 Holder, American Home Assurance Company, as Initial Note A-7 Holder, National Union Fire Insurance Company of Pittsburgh, PA., as Initial Note A-8 Holder, and Goldman Sachs Bank USA, as Initial Note A-9 Holder, relating to the 333 South Wabash Whole Loan.
Exhibit 4.26	Agreement Between Noteholders, dated as of July 31, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, and DBR Investments Co. Limited, as Initial Note A-2 Holder, relating to the 280 North Bernardo Whole Loan.
Exhibit 4.27	Co-Lender Agreement, dated as of February 6, 2020, by and between JPMorgan Chase Bank, National Association as Initial Note A-1 Holder and JPMorgan Chase Bank, National Association as Initial Note A-2 Holder, relating to the 3000 Post Oak Whole Loan.
Exhibit 4.28	Agreement Between Noteholders, dated as of June 30, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, and DBR Investments Co. Limited, as Initial Note A-2 Holder, relating to the 675 Creekside Way Whole Loan.
Exhibit 4.29	Agreement Between Noteholders dated as of July 31, 2020 by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Brass Professional Center Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2020.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2020 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2020 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 20, 2020.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective August 20, 2020, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective August 20, 2020, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective August 20, 2020, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Corporation.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective August 20, 2020, between Deutsche Mortgage & Asset Receiving Corporation, BSPRT CMBS Finance, LLC and Benefit Street Partners Realty Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2020	DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

	By:	/s/ Matt Smith
		Name:	Matt Smith
		Title:	Director

	By:	/s/ Natalie Grainger
		Name:	Natalie Grainger
		Title:	Director